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                                                                   EXHIBIT 10.26


                           Old Gettysburg Associates
                           4718 Old Gettysburg Road
                            Mechanicsburg, PA 17055

                      Second Addendum to Lease Agreement
                      ----------------------------------

THIS SECOND AMENDMENT (this "Second Amendment") is made as of the 1st day of February 2000, by and between OLD GETTYSBURG ASSOCIATES, a Pennsylvania general partnership ("Landlord"), and SELECT MEDICAL CORPORATION, a Delaware corporation ("Tenant").

                                  BACKGROUND:

A. Landlord and Tenant are parties to that certain Office Lease Agreement dated June 15, 1999 (the "Lease"), pursuant to which Landlord leased to Tenant, and Tenant hired from Landlord. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.

B.   Landlord and Tenant now desire to amend the Lease as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and intending to be legally bound hereby, Landlord and Tenant agree as follows:

1. Tenant hereby agrees to lease from Landlord, and Landlord hereby agrees to lease to Tenant, approximately 4195 rentable square feet of space consisting of space on the first floor of the Building, designed as Suite 111 (3865 rsf) and an office in the Executive area on the 4/th/ floor (33 rsf).

2.   Tenant shall take the space AS-IS.

3. The Lease Term shall be from January 1, 2000 through May 31, 2004. (Lease Term coincides with original Basic Lease).

4. Monthly Rent for the additional space shall be $6,117.71. Increases shall run with original Lease Term.

5. All other terms and conditions contained in the Lease and not amended hereby remain in full force and effect.
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IN WITNESS WHEREOF, Landlord and Tenant have caused the First Amendment to be duly executed.


                                  Landlord:

                                  Old Gettysburg Associates
                                  A Pennsylvania general partnership

Witness: Illegible                By: /s/ Michael E. Salerno        Date: 2/7/00
        --------------------         --------------------------
                                     Michael E. Salerno
                                     Agent for Owner


                                  Tenant:

                                  Select Medical Corporation
                                  A Delaware Corporation


Attest: /s/ Michael E. Tarvin     By: /s/ Scott A. Romberger        Date: 2/1/00
       -----------------------       -------------------------
       Michael Tarvin                Scott A. Romberger,
       Secretary                     Vice President